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                                                                    EXHIBIT 23.1


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 14, 1996, except for Note K, as to which the date is August 9, 1996, in Amendment No. 4 to the Registration Statement (Form S-1) and related Prospectus of Gray Communications Systems, Inc. dated September 13, 1996.


                                          ERNST & YOUNG LLP


Columbus, Georgia
September 13, 1996